EQ ADVISORS TRUSTSM

EQ/Large Cap Growth Managed Volatility Portfolio

SUPPLEMENT DATED SEPTEMBER 25, 2025, TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2025, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2025, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

Effective November 15, 2025, the Investment Subadvisory Agreement between Equitable Investment Management Group, LLC, the Adviser to the EQ/Large Cap Growth Managed Volatility Portfolio (the “Portfolio”), and HS Management Partners, LLC (“HSMP”), with respect to the Portfolio, will terminate. All references to and information about HSMP as a sub-adviser to the Portfolio in the Summary Prospectus, Prospectus and SAI are deleted as of that date. Effective September 25, 2025, HSMP will no longer be responsible for securities selection, research and trading for an allocated portion of the Portfolio.